Exhibit 10.2

THIRD AMENDED AND RESTATED

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

THIS THIRD AMENDED AND RESTATED UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this “Guaranty”) is made as of this 19th day of July, 2012, by RAMCO-GERSHENSON PROPERTIES TRUST, a Maryland real estate investment trust, having its principal place of business and chief executive office at 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan  48334 (“Trust”), and the other Persons, if any, now or hereafter a party hereto as a Subsidiary Guarantor (the Trust and such other Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), in favor of KeyBank National Association, a national bank organized under the laws of the United States of America, its successors and assigns, for itself (“KeyBank”) and in its capacity as agent (the “Agent”) for certain other lenders (including the Swing Line Lender and the Issuing Bank) that may now be or may hereafter become a party to the “Loan Agreement” (as such term is defined below), having an office at 1200 Abernathy Road, Suite 1550, Atlanta, Georgia 30328, Attn: Dan Silbert.  KeyBank (except when acting as the Agent) and each other lending institution which may now be or may hereafter become a party to the Loan Agreement (including the Swing Line Lender and the Issuing Bank), shall be referred to collectively herein as the “Banks.”

WHEREAS, Ramco-Gershenson Properties, L.P., a Delaware limited partnership (the “Debtor”), the Trust, KeyBank, the Agent, and the Banks are parties to that certain Third Amended and Restated Unsecured Master Loan Agreement dated of even date herewith (as the same may be modified, amended, increased, renewed or restated, the “Loan Agreement”), pursuant to which the Debtor is liable for the “Obligations” (as such term is defined in the Loan Agreement), including without limitation, loans and other financial accommodations from the Banks (including the Agent in its capacity as a Bank thereunder) in the aggregate principal amount of up to $360,000,000.00 (as the Total Commitment and the Obligations may be increased to $450,000,000.00 as provided in the Loan Agreement) (all Obligations, as the same may be increased pursuant to the Loan Agreement, being hereinafter referred to as the “Indebtedness”); and

WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that this Guaranty be executed and delivered by the Guarantors in favor of the Agent; and

WHEREAS, the Trust is the sole general partner of and the owner of at least a 90% of the ownership interests in Debtor, and the Debtor is the owner of all of the ownership interests in each other Guarantor; and

WHEREAS, the Debtor and the Subsidiary Guarantors are mutually dependent upon each other in the conduct of their business as an integrated operation and each of the Guarantors will derive substantial benefit and advantage from the financial accommodations to the Debtor set forth in the Loan Agreement including the loans and advances made to the Debtor thereunder, and it will be to the Guarantors’ direct interest and economic benefit to assist the Debtor in procuring said financial accommodations from the Banks by executing and delivering this Guaranty;

NOW, THEREFORE, for and in consideration of the premises and in order to induce the Agent and the Banks to enter into the Loan Agreement and the Banks to make loans, issue Letters of Credit and provide other financial accommodations thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors hereby agree as follows (unless otherwise defined herein all capitalized terms used herein shall have their meanings as set forth in the Loan Agreement):

1.           Guaranty of Payment.

(a)           The Guarantors hereby, jointly and severally, unconditionally guarantee the full and prompt payment to the Banks and the Agent, on behalf of the Banks, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Indebtedness.

(b)           The Guarantors acknowledge that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit, issuance of Letter of Credit or other financial accommodation, whether heretofore or hereafter made by the Banks to the Debtor; any extension, renewal, increase or replacement of any of the Indebtedness; any forbearance with respect to any of the Indebtedness or otherwise; any cancellation of an existing guaranty; any purchase of any of the Debtor’s assets by the Banks; or any other valuable consideration.

(c)           The Guarantors agree that all payments under this Guaranty shall be made in United States currency and the same manner as provided for the Indebtedness.

2.           The Banks’ Costs and Expenses.

The Guarantors jointly and severally agree to pay on demand, if not paid by the Debtor, all reasonable costs and expenses of every kind incurred by the Agent or the Banks: (a) in enforcing this Guaranty, (b) in collecting any of the Indebtedness from the Debtor or Guarantors, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Indebtedness, and (d) for any other purpose related to the Indebtedness or this Guaranty.  “Costs and expenses” as used in the preceding sentence shall include, without limitation, the actual reasonable attorneys’ fees incurred by the Agent or any Bank in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the United States Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

3.           Nature of Guaranty: Continuing, Absolute and Unconditional.

(a)           This Guaranty is and is intended to be a continuing guaranty of payment of the Indebtedness, independent of and in addition to any other guaranty, endorsement, collateral or other agreement held by the Agent or the Banks therefor or with respect thereto, whether or not furnished by any Guarantor.  The obligation of the Guarantors to repay the Indebtedness hereunder shall be unlimited.  The Guarantors shall have no right of subrogation with respect to any payments made by Guarantors hereunder, and hereby waive any benefit of, and any right to participate in, any security or collateral given to the Agent or the Banks to secure payment of the Indebtedness, until all of the Indebtedness outstanding or contracted or committed for (whether or not outstanding) is paid in full, and the Guarantors agree that none of them will take any action to enforce any obligations of the Debtor to such Guarantor prior to the Indebtedness being paid in full, provided that, in the event of the bankruptcy or insolvency of the Debtor, the Agent, on behalf of the Banks, shall be entitled notwithstanding the foregoing, to file in the name of any Guarantor or in its own name a claim for any and all indebtedness owing to such Guarantor by the Debtor, vote such claim and to apply the proceeds of any such claim to the Indebtedness.

(b)           Except as otherwise provided for in Section 8.7 of the Loan Agreement, for the further security of the Banks and without in any way diminishing the liability of the Guarantors, following the occurrence of an Event of Default under the Loan Agreement and acceleration of the Indebtedness, all debts and liabilities, present or future of the Debtor to Guarantors and all monies received from the Debtor or for its account by Guarantors in respect thereof shall be received in trust for the Banks and forthwith upon receipt shall be paid over to the Agent, on behalf of the Banks, until all of the Indebtedness has been paid in full.  This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not any Guarantor is liable for any amount under this Guaranty.

(c)           This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the guaranty agreement between the Guarantors, the Banks and the Agent, on behalf of the Banks.  No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of the Agent, on behalf of the Banks.

(d)           In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under the United States Bankruptcy Code or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, the Agent on behalf of the Banks may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Agent on behalf of the Banks allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the Indebtedness or other Obligations of the Debtor guaranteed hereby shall then be due and payable, by declaration or otherwise, the Agent on behalf of the Banks shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the Indebtedness or other Obligations of the Debtor guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim.  Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against the Debtor or any other Guarantor, no Guarantor shall seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the United States Bankruptcy Code or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of the Agent to enforce any rights of the Agent against Guarantors by virtue of this Guaranty or otherwise.

4.           Certain Rights and Obligations.

(a)           The Guarantors authorize the Agent and the Banks, without notice, demand or any reservation of rights against the Guarantors and without affecting the Guarantors’ obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Indebtedness or any part thereof or grant other indulgences to the Debtor or others, and to otherwise modify the terms of the Loan Agreement and the other Loan Documents; (ii) to accept from any Person and hold collateral for the payment of the Indebtedness or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Indebtedness or any part thereof, and to discharge, release or substitute any such obligation of any such endorser or guarantor, or any Person who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof, or any other Person in any way obligated to pay the Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, or Person; (iv) to dispose of any and all collateral securing the Indebtedness in any manner as the Agent or the Banks, in their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Indebtedness or any part thereof as the Agent or the Banks in their sole discretion may determine; (v) except as otherwise provided in the Loan Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Indebtedness (whether principal, interest, fees, costs, and expenses, or otherwise); and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Agent or the Banks, in their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of Guarantors as a guarantor or surety in whole or in part, and in no case shall the Agent or the Banks be responsible, nor shall any Guarantor be released, either in whole or in part for any act or omission in connection with the Agent or the Banks having sold any security at an under value.

(b)           If any default shall be made in the payment of any of the Indebtedness and any grace period has expired with respect thereto, each Guarantor jointly and severally hereby agrees to pay the same in full to the extent hereinafter provided:  (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of the Debtor; (ii) without requiring presentment, protest or notice of nonpayment or notice of default to Guarantors, to the Debtor or to any other Person, except as required pursuant to the Loan Agreement; (iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Debtor; (iv) without requiring the Agent or the Banks to resort first to the Debtor (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which the Banks may hold; (v) without requiring notice of acceptance hereof or assent hereto by the Agent or the Banks; and (vi) without requiring notice that any of the Indebtedness has been incurred, extended or continued or of the reliance by the Agent or the Banks upon this Guaranty; all of which the Guarantors hereby waive.

(c)           The Guarantors’ obligations hereunder shall not be affected by any of the following, all of which the Guarantors hereby waive:  (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Indebtedness or the Guarantors’ obligations hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien or guaranty of the Indebtedness; (iii) any failure to protect, preserve or insure any such collateral; (iv) failure of Guarantors to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Debtor, including, without limitation, any failure, negligence or omission by the Agent or the Banks in enforcing their claims against the Debtor; (vi) any release, settlement or compromise of any obligation of the Debtor, other than as a result of the payment of the Indebtedness; (vii) the invalidity or unenforceability of any of the Indebtedness or other obligations guaranteed hereunder; (viii) any change of ownership of the Debtor or the insolvency, bankruptcy or any other change in the legal status of the Debtor; (ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Indebtedness; (x) the existence of any claim, setoff or other rights which Guarantors may have at any time against the Agent, any Bank or the Debtor in connection herewith or any unrelated transaction (provided that the foregoing shall not prohibit Guarantor from bringing a separate action for any such claim, provided such action shall not reduce, impair or effect its liability hereunder); (xi) the Agent’s or any Bank’s election, in any case instituted under chapter 11 of the United States Bankruptcy Code, of the application of section 1111(b)(2) of the United States Bankruptcy Code; (xii) any borrowing, use of cash collateral, or grant of a security interest by the Debtor, as debtor in possession, under sections 363 or 364 of the United States Bankruptcy Code; (xiii) the disallowance of all or any portion of any of the Agent’s or any Bank’s claims for repayment of the Indebtedness under sections 502 or 506 of the United States Bankruptcy Code; (xiv) (A) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (B) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (C) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Loan Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (D) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Loan Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing; (xv) any act or failure to act by Debtor or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against Debtor to recover payments made under this Guaranty; (xvi)  the incapacity, lack of authority, death or disability of Debtor or any other Person, or the failure of Agent or the Banks to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Debtor or Guarantors or any other Person; (xvii)  the dissolution or termination of existence of Debtor, any Guarantor or any other Person; (xviii)  the failure of Agent and the Banks to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Debtor or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed; (xix) any failure or delay of Agent and the Banks to commence an action against Debtor or any other Person, to assert or enforce any remedies against Debtor under the Loan Agreement, the Notes or the other Loan Documents, or to realize upon any security; (xx) any failure of any duty on the part of Agent and the Banks to disclose to Guarantors any facts it may now or hereafter know regarding Debtor or any other Person, any of their properties or any of the improvements located thereon, whether such facts materially increase the risk to Guarantors or not; (xxi)  failure to accept or give notice of acceptance of this Guaranty by Agent and the Banks; (xxii) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed; (xxii) failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed; (xxiv) either with or without notice to Guarantors, any renewal, extension, modification, amendment or another changes in the Indebtedness, including but not limited to any material alteration of the terms of payment or performance of the Indebtedness; or (xxv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of a Guarantor from its obligations hereunder, all whether or not Guarantors shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xxv) of this Paragraph 4.

5.           Representations, Warranties and Covenants.

(a)           Guarantors further represent and warrant to the Agent and the Banks that:  (i) the Trust is a real estate investment trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged, and each other Guarantor is a limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has the full power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (ii) each Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; and (iii) this Guaranty has been duly executed and delivered by Guarantors and constitutes a legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms.  In addition, each representation and warranty that is applicable to or is made by any Subsidiary under the Loan Agreement or any other Loan Document is hereby incorporated herein by this reference and the Guarantors (other than the Trust) hereby make, restate and reaffirm each such representation and warranty.

(b)           Each covenant and agreement that is applicable to or is to be performed by any Subsidiary under the Loan Agreement or any other Loan Document is hereby incorporated herein by this reference and the Guarantors (other than the Trust) hereby agrees to perform or abide by each such covenant and agreement.

6.           Security; Assets - Negative Pledge.

Guarantors warrant and represent to and covenant with the Agent and the Banks that: (i) each Guarantor has good, indefeasible and merchantable title to all of its assets, and (ii) each Guarantor shall not grant a security interest in or permit a lien, claim or encumbrance upon any of its assets in favor of any third party, except as otherwise allowed under the Loan Agreement.

7.           Termination.

This Guaranty shall remain in full force and effect until all of the Indebtedness shall be finally and irrevocably paid in full, all Letters of Credit are returned and surrendered to Issuing Bank without any draw thereunder, and the commitments under the Loan Agreement shall have been terminated.  Payment of all of the Indebtedness from time to time shall not operate as a discontinuance of this Guaranty.  The Guarantors further agree that, to the extent that the Debtor makes a payment or payments to the Agent or any of the Banks on the Indebtedness, or the Agent or the Banks receive any proceeds of collateral securing the Indebtedness which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Debtor, its estate, trustee, receiver, debtor in possession or any other Person, including, without limitation, any guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by the Agent or the Banks in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent’s or the Banks’ rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

8.           Guaranty of Performance.

The Guarantors also jointly and severally guarantee the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Debtor and the other Guarantors to the Agent or the Banks.  Every provision for the benefit of the Agent or the Banks contained in this Guaranty shall apply to the guaranty of performance given in this Paragraph 8.

9.           Assumption of Liens and Indebtedness.

To the extent that any Guarantor has received or shall hereafter receive contributions to its capital consisting of assets of the Debtor that are subject, at the time of such contribution, to liens and security interests in favor of the Agent or the Banks in accordance with the Loan Agreement, each Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests and subject to the terms of the Loan Agreement and (ii) it shall be liable for the payment of the Indebtedness secured thereby.  The Guarantors’ obligations under this Paragraph 9 shall be in addition to their obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

10.           Miscellaneous.

(a)           The terms “Debtor” and “Guarantor” or “Guarantors” as used in this Guaranty shall include:  (i) any successor individual or individuals, association, partnership or corporation to which all or a substantial part of the business or assets of the Debtor or a Guarantor shall have been transferred and (ii) any other entity into or with which the Debtor or a Guarantor shall have been merged, consolidated, reorganized, or absorbed.  Nothing herein shall be deemed to modify any restrictions regarding assignments, transfers, mergers, consolidations or reorganizations set forth in the Loan Agreement.  Notwithstanding anything herein to the contrary, no Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of each of the Banks.

(b)           Without limiting any other right of the Agent or the Banks, whenever the Agent or the Banks have the right to declare any of the Indebtedness to be immediately due and payable (whether or not it has been so declared), subject to the notice requirements and other limitations set forth in Section 13 of the Loan Agreement, the Agent and the Banks at their sole election without notice to any of the undersigned may appropriate and set off against the Indebtedness:  (i) any and all indebtedness or other moneys due or to become due to a Guarantor by the Agent or the Banks in any capacity and (ii) any credits or other property belonging to a Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of the Agent or any of the Banks, or any affiliate of the Agent or any of the Banks, whether for deposit or otherwise, whether or not the Indebtedness or the obligation to pay such moneys owed by the Agent or Banks is then due, and the Agent or the Banks shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on the Agent’s or the Banks’ records subsequent thereto.

(c)           The Guarantors’ obligation hereunder is to pay the Indebtedness in full when due according to the Loan Agreement to the extent provided herein, and shall not be affected by any stay or extension of time for payment by the Debtor resulting from any proceeding under the United States Bankruptcy Code or any similar law.

(d)           No course of dealing between the Debtor or any Guarantor and the Agent or the Banks and no act, delay or omission by the Agent or the Banks in exercising any right or remedy hereunder or with respect to any of the Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.  The Agent or the Banks may remedy any default by the Debtor under any agreement with the Debtor or with respect to any of the Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor.  All rights and remedies of the Agent and the Banks hereunder are cumulative.

(e)           The term “Banks” as used herein shall have the same meaning as in the Loan Agreement and this Guaranty shall inure to the benefit of the Agent and such Banks.

(f)           Captions of the paragraphs of this Guaranty are solely for the convenience of the Agent, the Banks and the Guarantors, and are not an aid in the interpretation of this Guaranty.

(g)           If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

(h)           THIS GUARANTY IS A CONTRACT UNDER THE LAWS OF THE STATE OF MICHIGAN AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  EACH GUARANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF MICHIGAN OR THE STATE OF OHIO OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON SUCH GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN THE OPENING PARAGRAPH HEREOF.  EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

(i)           Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty and any and all Loan Documents to which such Guarantor is a party.

(j)           Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

If to the Agent or the Banks:

KeyBank National Association, as Agent
1200 Abernathy Road, N.E.
Suite 1550
Atlanta, Georgia 30328
Attn: Daniel Silbert
Telecopy No.: (770) 510-2195

With a copy to:

McKenna Long & Aldridge LLP
5300 SunTrust Plaza
303 Peachtree Street
Atlanta, Georgia 30308
Attn: William F. Timmons, Esq.
Telecopy No.: (404) 527-4198

If to the Guarantors:

c/o Ramco-Gershenson Properties Trust
Suite 300
31500 Northwestern Highway
Farmington Hills, Michigan 48334
Attn: Chief Financial Officer
Telecopy No.: (248) 350-9925

With a copy to:

Honigman Miller Schwartz & Cohn LLP
Suite 100
38500 Woodward Avenue
Bloomfield Hills, Michigan 48304-5048
Attn: Richard J. Burstein
Telecopy No.: (248) 566-8431

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by facsimile, upon being sent and confirmation of receipt.  The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt, or if sent by facsimile, upon receipt or the next Business Day if received after 5:00 p.m. (Cleveland time) or on a day that is not a Business Day.  Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent.  By giving at least fifteen (15) days prior Notice thereof, the Guarantors or Agent shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

11.           Waivers.

(a)           EACH GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

(b)           IN THE EVENT OF A DEFAULT UNDER THE LOAN AGREEMENT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE AGENT OR THE BANKS OF ANY OF THEIR RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING WITHOUT LIMITATION ANY OF THEIR RIGHTS TO REPOSSESS ANY COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON ANY COLLATERAL OR OTHER ASSETS OF DEBTOR OR ANY GUARANTOR WITHOUT PRIOR NOTICE OR HEARING.  EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

(c)           EACH GUARANTOR ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE AGENT OR THE BANKS.

12.           Trust Exculpation.

Subject to the terms of this Paragraph 12, all persons having a claim against the Trust (as a Guarantor or general partner of Debtor), hereunder or in connection with any matter that is the subject hereof, shall look solely to (i) the Trust’s interest and rights in Debtor (as a general partner or limited partner), (ii) the amount of any Net Offering Proceeds not contributed to the Debtor, (iii) all accounts receivable, including the amount of any Distributions received by the Trust from the Debtor and not distributed to shareholders of the Trust as permitted by the Loan Agreement, (iv) all rights and claims (including amounts paid under) the Tax Indemnity Agreement, (v) all cash and Short-term Investments in an amount in excess of $500,000.00, (vi) any other assets which the Trust may now own or hereafter acquire with the consent of Agent pursuant to Section 7.17 of the Loan Agreement, (vii) all documents and agreements in favor of the Trust in connection with any of the foregoing, (viii) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action, and (ix) all extensions, additions, renewals and replacements, substitutions, products or proceeds of any of the foregoing (the “Attachable Assets”), and in no event shall the obligation of the Trust be enforceable against any shareholder, trustee, officer, employee or agent of the Trust personally.  In no event shall any person have any claim against:  (i) the cash, Short-term Investments of the Trust and the property described in Schedule 6.29 to the Loan Agreement, all under the heading of “Other Permitted Assets”, (ii) all documents and agreements in favor of the Trust in connection with any of the foregoing, (iii) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action, and (iv) all extensions, additions, renewals and replacements, substitutions, products or proceeds of any of the foregoing (the “Other Permitted Assets”).  The Agent and the Banks have agreed to the terms of this Paragraph 12 solely based upon the representation and covenant of Debtor and the Trust that the Trust does not and will not own any assets other than the Attachable Assets and the Other Permitted Assets.  Notwithstanding anything in this Paragraph 12 to the contrary, the foregoing limitation on liability and recourse to the Trust (as a Guarantor or general partner of Debtor) shall be null and void and of no force and effect, and Agent and the Banks shall have full recourse against the Trust, individually as a Guarantor and in its capacity as general partner of Debtor, and to all of its assets (including, without limitation, the Other Permitted Assets) in the event that the Trust shall now or at any time hereafter own any asset other than or in addition to the Other Permitted Assets and the Attachable Assets.  Nothing herein shall limit the rights of the Agent and the Banks against the Debtor.

13.           Release of Guarantors.

Under certain circumstances described in Section 5.2 of the Loan Agreement, certain Subsidiaries of the Debtor may obtain from the Agent a written release from this Guaranty pursuant to the provisions of such section, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor hereunder.  Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

14.           Joint and Several Obligations.

All of the representations, warranties, covenants, obligations and liabilities of the Guarantors hereunder shall be joint and several.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed as of the day and year first written above.

TRUST:

RAMCO-GERSHENSON PROPERTIES TRUST,
a Maryland real estate investment trust

By:
Name:
Title:

[SEAL]

SUBSIDIARY GUARANTORS:

RAMCO FOX RIVER LLC, a Delaware limited liability company

By:
Name: Gregory R. Andrews
Title: Chief Financial Officer

[SEAL]

RAMCO LIBERTY SQUARE LLC, a Delaware limited liability company

By:
Name: Gregory R. Andrews
Title: Chief Financial Officer

[SEAL]

MERCHANTS 450 LLC, a Delaware limited liability company

By:
Name: Gregory R. Andrews
Title: Chief Financial Officer

[SEAL]

RAMCO GAINES LLC, a Michigan limited liability company

By:	Ramco-Gershenson Properties, L.P., a Delaware limited partnership
Its: Manager

	By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust
Its: General Partner

By:
Name:
Title:

[SEAL]

BEACON SQUARE DEVELOPMENT LLC, a Michigan limited liability company

By:	Ramco-Gershenson Properties, L.P., a Delaware limited partnership
Its: Manager

	By:	Ramco-Gershenson Properties Trust, a Maryland real estate investment trust
Its: General Partner

By:
Name:
Title:

[SEAL]